FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                     First American Corporate Bond Portfolio
                                 Class IB Shares

                         Supplement dated August 9, 2002
                       To the Prospectus dated May 1, 2002

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 2002. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL PARTICIPATING INSURANCE COMPANY.

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The performance bar chart and table for Corporate Bond Portfolio on page 3 of the prospectus is replaced with the following:

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PORTFOLIO PERFORMANCE

Illustrations below provide you with information on the portfolio's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the portfolio's shares has varied from year to year. The table compares the portfolio's performance over different time periods to that of the portfolio's benchmark index, which is a broad measure of market performance. Benchmarks are unmanaged, have no expenses and are not available for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio's performance. If these contract charges had been included, the performance of the portfolio would be reduced.

CORPORATE BOND PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

[BAR CHART]

 8.74%   -1.42%   -4.81%   11.90%   8.25%
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 1997     1998     1999     2000    2001

Best Quarter:    Quarter ending:    June 30, 1997          4.68%
Worst Quarter:   Quarter ending:    December 31, 1999     (2.28)%

AVERAGE ANNUAL TOTAL RETURNS                  Inception                    Since
AS OF 12/31/01(2)                                  Date    One Year    Inception
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Corporate Bond Portfolio                         1/3/97       8.25%        4.33%
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Merrill Lynch BBB-A U.S. Corporate Index(3)                  10.75%        7.22%
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Lehman U.S. Credit Index(4)                                  10.40%        7.31%
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Lehman Government/Credit Bond Index(4)                        8.50%        7.12%
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(1)Total return for the period from 1/1/02 through 3/31/02 was (1.02)%.

(2)On 12/17/01, the Corporate Bond Portfolio became the successor by merger to the Ohio National Strategic Income Portfolio, a series of Ohio National Fund, Inc. Prior to the merger, Corporate Bond Portfolio had no assets or liabilities. Performance presented prior to 12/17/01 represents that of the Ohio National Strategic Income Portfolio.

(3)An unmanaged index comprised of fixed rate, dollar denominated U.S. Corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and Standard & Poor's ratings. Issues below $150 million and Rule 144a securities are excluded from the index. Previously, the portfolio used the Lehman U.S. Credit Index and the Lehman Government/Credit Bond Index as benchmarks. Going forward, the portfolio will use the Merrill Lynch BBB-A U.S. Corporate Index as a benchmark, because its composition more closely resembles the portfolio's investment objectives and strategies. The since inception performance of the index is calculated from 1/1/97.

(4)The Lehman U.S. Credit Index is an unmanaged index comprised of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity. The Lehman Government/Credit Bond Index is an unmanaged index comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the indices is calculated from 1/30/97.


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       NOT FDIC INSURED       NO BANK GUARANTEE       MAY LOSE VALUE
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U.S. Bancorp Asset Management, Inc. serves as investment advisor to the First
American Funds. First American Funds are distributed by Quasar Distributors, LLC, an affiliate of the investment advisor.